UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

John L. Sullivan, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.	Report to Stockholders

Thrivent Real Estate Securities Fund Thrivent Equity Income Plus Fund Thrivent Diversified Income Plus Fund

Semiannual Report June 30, 2010

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Dear Shareholder:

The six-month period ended June 30, 2010, proved rewarding for investors as the U.S. economy and financial markets sprang back from early 2009 lows. In this letter, I will offer some comments in review of the period, as well as outline what we believe to be key topics in forming an outlook through the end of 2010.

A brief review on the economy

The U.S. economy expanded slowly during the reporting period with first quarter, gross domestic product revised down to a 2.7% growth rate.1 Stronger economic conditions earlier in the period were spurred by improvement in consumer spending patterns and overall confidence, along with signs of modest stabilization in the nation’s housing markets. In May and June, concerns mounted in reaction to troubles in the European Union (EU), specifically with budget deficits and credit concerns in Greece, Portugal and Spain, among others. Here in the U.S., employment news and uncertainty with regard to financial reforms and budget deficits teamed to muzzle a stronger economic recovery.

The U.S. employment picture was a mixed bag, as month after month of net job losses finally turned positive (net job creation) in the early spring months, only to fall back in May and June as the pace and extent of job recovery remained in question. Initial claims for unemployment benefits, a leading indicator of the employment market, were (and continue to be) volatile with no clear trend emerging.

Inflation did not register to any significant degree, allowing the Federal Reserve Open Markets Committee (FOMC) to keep its target federal funds rate at a range of zero to 0.25% throughout the period. There are two sides of the coin with regard to today’s historically low interest rate environment. Low interest rates are supportive of economic growth, as companies and individuals can finance business plans or service debt at lower cost. But yields on conservative accounts and products (such as bank savings deposit, money market and fixed-account rates) are also extremely low and can prove discouraging for low risk-taking savers and investors.

A brief review on the markets

Stock prices increased early in the six-month period ended June 30, 2010, before falling precipitously in May and June as debt- and credit- related problems in Europe roiled the world markets. This news largely overshadowed strong corporate profit reports and led to losses for equity-oriented asset classes across the board. More aggressive investment categories fared better as their gains were stronger early in the period: Small-company U.S. stocks, as measured by the Russell 2000® Index, returned -1.95% versus large-company U.S. stocks, which returned -5.12%, using the S&P 500 Index as a proxy. The value and growth styles of equities performed roughly in-line with one another: The Russell 1000® Growth Index had a -7.65% total return, while the Russell 1000® Value Index had a -5.12% return.

Overseas equity returns were impacted by the weak euro currency and deterioration in EU country balance sheets. The MSCI EAFE Index, a common benchmark for large, higher-quality international stocks, returned -12.93% over the period. Emerging markets, with fewer financial problems and account surpluses, outperformed developed markets as exhibited by the MSCI Emerging Markets Index’s -6.04% return.

With regard to the bond markets, benign inflation levels, a snap-back in corporate and mortgage-backed bond prices, and a flight to safer investments late in the period ushered in solidly positive returns for fixed-income investors. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 5.33% total return for the six-month period ended June 30, 2010, while more aggressive indexes that typically accent more, and lower-quality, corporate bond holdings, performed well. The Barclays Capital U.S. Corporate High Yield Bond Index, buoyed by much improved business conditions and investor appetite for higher-yielding investments, added a 4.51% return over the same period.

Outlook

Some improvement in the economy is certainly visible. We have seen a general stabilization in the employment picture, with several months of net job gains having recently been recorded, the financial system emerging from a very troubling credit crisis (perhaps worse for wear, but intact) and the U.S. consumer appearing to have weathered the worst of the storm with spending patterns and overall confidence considerably better than a short time ago. Summed up, economic growth is positive and the market recovery over the six-month period reflects stronger fundamental underpinnings than we saw a year earlier. Why, then, are so many investors and citizens wary of the current economic picture and the potential of our nation’s financial markets?

I would venture that a level of caution may be warranted and cite several thorny issues that may be important for future growth and confidence. Let us start with our current economic views and employment in particular.

Jobs: In 2008 and 2009, the U.S. economy shed more than 5 million jobs as the recession took root. That trend has begun to shift with a gain of 290,000 jobs created in April of 2010.2 But even on top of slighter employment gains in the late winter and early spring months, our economy will likely have to string together many months of strong job additions to continue the pace of economic growth and stock market returns we would like to see. Weaker jobs reports in May and June underscore the nation’s still unsettled employment picture.

I believe the best one can say for the current employment picture is that lay-off notices have slowed but new hiring has yet to take off. With a June unemployment rate of 9.5%, we expect new job creation to dominate political and economic debate this summer and into election season.3 The road to a robust recovery in employment will likely be long.

Debt: Global debt has also been in the news and will likely be a key consideration for international markets into the foreseeable future. The situation in Europe, and Greece in particular, holds potential lessons for many countries, including our own. With very high spending and tax rates, combined with economic growth rates that are roughly a third less than the U.S., some European countries have a significant challenge in reducing debt levels and spending. How and when they go about addressing this problem may have a meaningful impact on international and domestic markets.

Many investors question how a small country like Greece can have such a bearing on international markets. Greece, like any developed country, issues debt to fund its budget deficit and spending. Banks and other financial institutions buy this debt in exchange for a return or yield that compensates them for potential defaults. When the debt, or bonds, drop dramatically in price due to concerns over Greece’s finances, shares in companies that own the debt drop in turn. The value of the euro drops as confidence wavers in the EU’s ability to back Greece and the amount of money it will take to stabilize the Greek economy. Now other countries in the EU are forced to take on additional debt. And what if Greece is only one of several countries in the EU with emerging budget issues? It’s not a stretch to see how the cycle could repeat in other countries; my strategy team is following this topic closely.

Here in the United States, debt is also looming over the economy and markets. We too have to artfully balance our current deficit with spending, tax policy and spending reductions. How quickly and skillfully this is addressed will have a profound effect on future economic growth and market returns.

Trust: Some financial institutions and professionals have badly tarnished our industry’s reputation. For the first time in my career, I fight a wince when asked what I do for a living. This pains me because I take great pride in the work Thrivent Financial does in support of our investors and members, and I know how strongly my colleagues share this mission. I also greatly enjoy the investment management business and believe deeply in the power and long-term opportunity of the U.S. economy and financial markets.

Recent findings of the Chicago Booth/Kellogg School Financial Trust Index showed that only 23% of Americans trust the nation’s financial system.4 No surprise here as the nation just went through a devastating credit crisis, saw some major financial institutions implode and require government assistance and investment, and endured a severe pullback in the stock market from which we continue to recover.

When considering financial markets and trust in the financial system, what’s perhaps most relevant to you is a fear of a stock market decline. At Thrivent Investment Management, we believe strongly in including stocks as part of a long-term accumulation or retirement income plan. The allocation to stocks depends on several factors: an individual’s risk tolerance, time horizon until the money is needed, accessibility to the money at a given time, and the individual’s other investments or savings. Stocks, or equities, can provide long-term growth as well as serve as an effective hedge against inflation—two critical attributes for accumulating enough and not outliving your assets.

If fear of the stock market makes you sleepless at night, it’s time to sit down with a Thrivent Investment Management registered representative. He or she can help build a strategy that balances your personal appetite for risk with the goals you have for your investment. We have many tools and product solutions that can help. Let us know if we can help in any way. Thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen

President of Thrivent Series Fund, Inc.

[1]	Bureau of Economic Statistics
[2]	U.S. Department of Labor, Bureau of Labor Statistics
[3]	U.S. Department of Labor, Bureau of Labor Statistics
[4]	March 30, 2010, Chicago Booth/Kellogg School, Financial Trust Index, a quarterly look at Americans’ trust in the nation’s financial system.

Thrivent Real Estate Securities Fund

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Fund seeks to provide long-term capital appreciation and high current income.

The Fund is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Fund perform during the six-month period ended June 30, 2010?

Thrivent Real Estate Securities Fund earned a return of 5.31%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 5.15%. The Fund’s market benchmark, the FTSE NAREIT Equity REIT Index, returned 5.56%.

What factors affected the Fund’s performance?

Real estate investment trust (REIT) stocks performed well during the first half of 2010, benefiting primarily from the early stages of an economic recovery in the United States. Job growth turned positive and expectations for improvement became more prevalent as compared with 2009. A significant decline in commercial mortgage interest rates allowed many public REITs to issue debt at attractive rates, supporting acquisitions or to repay more expensive debt. Occupancy levels and rental rates began to stabilize for office and retail properties, and improved for apartments and hotel properties. Finally, competitive bidding emerged for General Growth Properties, which is preparing to emerge from bankruptcy, highlighting, in our view, the investment demand for high quality regional malls.

The best performing sectors in the Fund were apartments, lodging and self storage properties. The worst performing sectors were industrial, office and shopping center REITs. The Fund’s largest positive contributors to performance were Equity Residential, which acquires, develops and manages apartment complexes, Digital Realty, which specializes in data centers and technology-related real estate, and Host Hotels & Resorts, which owns upscale and luxury full-service hotels in the U.S. and internationally.

What is your outlook?

The U.S. economy should continue to expand during the second half of 2010, though the pace of economic recovery is likely to be weaker than historical cyclical recoveries. Private sector job growth has not been strong enough to reduce the unemployment rate, and as a result, the commercial real estate market is likely to experience a more gradual recovery than typical after a recession. Occupancy rates are substantially below historical levels, particularly for suburban office and industrial properties. The apartment sector is an exception, with a healthy occupancy rate, which has helped support modest rental rate increases in many markets throughout the country. Construction activity has been extremely low for all property types and is expected to remain so, which is a necessary condition for improvement in occupancy and rental rates.

The Fund has exposure to companies within each property sector, with the largest individual holdings being in large-capitalization REITs with experienced management teams and high quality real estate portfolios. These companies have demonstrated their ability to access both debt and equity capital, which they are able to invest in attractive acquisitions or new development opportunities. In addition, the Fund also has exposure in mid- and small-capitalization REITs that, in our view, offer attractive relative value and long-term growth potential. We believe the second half of 2010 will be volatile due to the uncertain economic environment, and as a result, we expect to make adjustments that may be necessary to benefit the Fund and its future investment performance.

Portfolio Facts

As of June 30, 2010

	Class A	Institutional Class
Ticker	TREFX	TREIX
Transfer Agent ID	069	469
Net Assets	$12,023,116	$78,958,757
NAV	$8.10	$8.10
NAV - High†	5/3/2010 - $9.35	5/3/2010 - $9.35
NAV - Low†	2/9/2010 - $7.17	2/9/2010 - $7.17
Number of Holdings: 114

†	For the six months ended June 30, 2010

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the FTSE NAREIT Equity REIT Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

Thrivent Equity

Income Plus Fund

David R. Spangler, CFA and Kevin R. Brimmer, FSA, Portfolio Co-Managers

The Fund seeks income plus long-term capital growth.

The Fund may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Fund may also sell covered options on any securities in which the Fund invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Fund perform during the six-month period ended June 30, 2010?

Thrivent Equity Income Plus Fund earned a return of -5.03%, compared with the median return of its peer group, the Lipper Equity Income category, of -6.17%. The Fund’s market benchmark, the S&P 500 Index, returned -6.65%.

What factors affected the Fund’s performance?

The Fund maintains a diversified strategic allocation to complement dividend-paying equities, including domestic and foreign common stock, domestic and foreign REITs and preferred equity. Additionally, while not providing dividends, the Fund benefits from income generated by its covered-call buy-write strategy. As a result of European debt contagion fears, the Fund’s foreign equity exposures underperformed for the year-to-date period; however, domestic equity exposures more than made up for that shortfall, providing overall Fund outperformance to its benchmark and peer group.

None of the S&P 500 Index’s sectors posted positive returns for the period year-to-date; however, several of the Fund’s sectors provided strong positive returns relative to the benchmark. Security selection was the biggest contributor to the Fund’s outperformance of the benchmark and peer group. Allocation effect, however, contributed to a lesser degree. Our best-performing stock selections came from the consumer staples, health care, financials, telecom, energy, consumer discretionary and industrials sectors. Our negative-performing stock selections were in the utilities and information technology sectors.

What is your outlook?

The Fund will maintain its strategic allocations among several diversifying-dividend equity asset classes. At the sector and security level, the Fund has been positioned to cyclical sectors and securities including consumer discretionary, technology, materials and financials that have benefited from the broader market’s recovery. Going into the second half of the year, the Fund continues to be overweighted in cyclicals but to a lesser degree. Also, the Fund’s exposure to more defensive counter-cyclical securities and sectors increased, such as utilities and consumer staples. While there may be a mid-summer rally off a very poor second quarter, the market may trade sideways to down as the economy struggles to gain greater traction in its recovery. These more defensive sectors may provide some relative protection. If the market’s recovery continues through the second half of the year, the Fund’s exposures to cyclical sectors and securities should participate favorably in the market. Additionally, the Fund’s buy-write strategy may provide additional premiums that can enhance overall Fund income.

Portfolio Facts

As of June 30, 2010

	Class A	Institutional Class
Ticker	TEIAX	TEIIX
Transfer Agent ID	033	050
Net Assets	$4,778,937	$23,862,765
NAV	$7.51	$7.51
NAV - High†	4/23/2010 - $8.79	4/23/2010 - $8.80
NAV - Low†	6/30/2010 - $7.51	6/30/2010 - $7.51
Number of Holdings: 303

†	For the six months ended June 30, 2010

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Diversified Income Plus Fund Mark L. Simenstad, CFA, Paul J. Ocenasek, CFA, Kevin R. Brimmer, FSA and David R. Spangler, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Fund perform during the six-month period ended June 30, 2010?

Thrivent Diversified Income Plus Fund earned a return of 1.89%. This compares with the Fund’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital Aggregate Bond Index, which returned -2.35% and 5.33% respectively.

What factors affected the Fund’s performance?

The strong rally that had persisted in higher-risk assets since 2009 came to an abrupt halt in the second quarter of 2010. Fears over European sovereign debt and the banking system, as well as indications of softening economic activity, pushed credit spreads higher and equity markets sharply lower. Treasuries had strong price gains as a flight to safety ensued. Long Treasuries were up almost 15% in the quarter, while the high-yield market was essentially flat. Foreign stock markets declined dramatically, while the S&P 500 Index lost 11.4% during the quarter.

Although spreads were wider, corporate bonds still had reasonable returns during the quarter due exclusively to sharply falling interest rates. The credit markets continued to be supported by a massive flow of cash into fixed-income mutual funds. The Fund weathered the storm during the second quarter reasonably well due to its broad diversification, modest hedge and good individual security selection. The Fund was down 2.21% during the quarter. The equity segment of the Fund (23% of assets) was down 12%, while the convertible and preferred stock segment of the Fund (14% of assets) was down 2.5%. The high yield segment (28% of assets) did relatively well, up 0.50% compared to the overall high-yield market, which registered a small loss. This segment benefited from a change in our high-yield strategy. Our approach is now more focused (employing the 40 best ideas from our research staff) and higher in quality.

Once again, the standout performer during the quarter was our large position in non-agency mortgage-backed securities (23% of assets), which was up 3.7%. In addition, the substantial paydowns we are receiving from these securities provided for a recent increase in the dividend payout of the Fund.

What is your outlook?

The current economic and market environment is very uncertain due to the financial “crisis” in Europe, the recent softening in economic activity, and the impending, significant domestic changes in finance, health care, environment and tax policy. However, one issue that appears to be clear is the healthy profit and cash flow performance of “corporate America.” Earnings continue to surprise on the upside, corporations enjoy tremendous liquidity with record levels of cash on their balance sheets, and defaults of higher-risk credits have plummeted. Our strategy is to remain diversified across a wide variety of assets, with a meaningful leaning toward investments that are generating high current yields. We remain heavily weighted in mortgage securities, preferred stocks and more recently have added convertible bonds. Our equity position remains neutral.

Portfolio Facts

As of June 30, 2010

	Class A	Institutional Class
Ticker	AAHYX	THYFX
Transfer Agent ID	025	095
Net Assets	$142,113,073	$6,406,739
NAV	$5.81	$5.79
NAV - High†	4/29/2010 - $ 6.16	4/29/2010 - $ 6.14
NAV - Low†	6/7/2010 - $ 5.79	6/7/2010 - $ 5.77
Number of Holdings: 234

†	For the six months ended June 30, 2010

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to July 3, 2006, the Fund invested primarily in junk bonds.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
4	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the S&P and Barclays Capital Indexes, any charges you would pay would reduce your total return as well.
**	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 Index that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The Index has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in each Index. The performance of each Index does not reflect deductions for fees, expenses or taxes.
***	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid during Period 1/1/2010 - 6/30/2010*	Annualized Expense Ratio
Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$1,053	$6.55	1.29%
Institutional Class	$1,000	$1,053	$5.09	1.00%
Hypothetical**
Class A	$1,000	$1,018	$6.44	1.29%
Institutional Class	$1,000	$1,020	$5.01	1.00%

Thrivent Equity Income Plus Fund
Actual
Class A	$1,000	$950	$5.58	1.15%
Institutional Class	$1,000	$951	$3.89	0.80%
Hypothetical**
Class A	$1,000	$1,019	$5.78	1.15%
Institutional Class	$1,000	$1,021	$4.03	0.80%

Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,019	$5.62	1.12%
Institutional Class	$1,000	$1,021	$3.77	0.75%
Hypothetical**
Class A	$1,000	$1,019	$5.62	1.12%
Institutional Class	$1,000	$1,021	$3.77	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Real Estate Securities Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.1%)	Value
Diversified REITS (7.3%)
13,548	Colonial Properties Trust	$196,852
2,390	Excel Trust, Inc.[a]	28,680
40,138	Liberty Property Trust[b]	1,157,981
5,700	PS Business Parks, Inc.	317,946
2,081	Retail Opportunity Investments Corporation	20,082
62,747	Vornado Realty Trust	4,577,394
11,380	Washington Real Estate Investment Trust	313,974

	Total Diversified REITS	6,612,909

Hotels, Resorts & Cruise Lines (0.9%)
3,800	Gaylord Entertainment Company[a,b]	83,942
3,500	Marriott International, Inc.	104,790
15,179	Starwood Hotels & Resorts Worldwide, Inc.	628,866

	Total Hotels, Resorts & Cruise Lines	817,598

Industrial REITS (4.5%)
55,493	AMB Property Corporation	1,315,739
78,382	DCT Industrial Trust, Inc.	354,287
16,725	DuPont Fabros Technology, Inc.	410,766
9,500	EastGroup Properties, Inc.	338,010
7,450	First Potomac Realty Trust	107,056
158,330	ProLogis	1,603,883

	Total Industrial REITS	4,129,741

Mortgage REITS (0.5%)
9,087	Annaly Capital Management, Inc.	155,842
12,900	Chimera Investment Corporation	46,569
7,850	Cypress Sharpridge Investments, Inc.	99,381
4,700	Invesco Mortgage Capital, Inc.	94,047
8,500	MFA Mortgage Investments, Inc.	62,900
6,250	Resource Capital Corporation	35,500

	Total Mortgage REITS	494,239

Office REITS (17.9%)
20,350	Alexandria Real Estate Equities, Inc.[b]	1,289,579
41,703	BioMed Realty Trust, Inc.	671,001
59,200	Boston Properties, Inc.	4,223,328
59,646	Brandywine Realty Trust	641,195
25,440	CommonWealth REIT	157,982
25,095	Corporate Office Properties Trust	947,587
44,525	Digital Realty Trust, Inc.[b]	2,568,202
46,793	Douglas Emmett, Inc.	665,396
70,900	Duke Realty Corporation	804,715
3,100	Government Properties Income Trust	79,112
23,431	Highwoods Properties, Inc.	650,445
22,970	Kilroy Realty Corporation	682,898
11,850	Lexington Realty Trust	71,219
30,325	Mack-Cali Realty Corporation	901,562
8,600	Piedmont Office Realty Trust, Inc.	161,078
31,742	SL Green Realty Corporation	1,747,080

	Total Office REITS	16,262,379

Real Estate Operating Companies (0.9%)
42,800	Brookfield Properties Corporation	600,912
21,839	Forest City Enterprises, Inc.[a,b]	247,218

	Total Real Estate Operating Companies	848,130

Residential REITS (17.4%)
28,998	American Campus Communities, Inc.	791,355
44,849	Apartment Investment & Management Company	868,725
9,952	Associated Estates Realty Corporation	128,878
33,153	AvalonBay Communities, Inc.	3,095,496
18,000	BRE Properties, Inc.	664,740
27,340	Camden Property Trust	1,116,839
12,350	Education Realty Trust, Inc.	74,471
16,640	Equity Lifestyle Properties, Inc.	802,547
105,095	Equity Residential	4,376,156
15,800	Essex Property Trust, Inc.	1,541,132
12,100	Home Properties, Inc.	545,347
10,788	Mid-America Apartment Communities, Inc.	555,258
15,588	Post Properties, Inc.	354,315
45,213	UDR, Inc.	864,925

	Total Residential REITS	15,780,184

Retail REITS (23.0%)
17,076	Acadia Realty Trust	287,218
2,200	Agree Realty Corporation	51,304
49,618	CBL & Associates Properties, Inc.	617,248
3,900	Cedar Shopping Centers, Inc.	23,478
41,271	Developers Diversified Realty Corporation	408,583
11,619	Equity One, Inc.	181,256
30,680	Federal Realty Investment Trust	2,155,884
6,600	General Growth Properties, Inc.	87,516
20,731	Glimcher Realty Trust	123,971
15,000	Inland Real Estate Corporation	118,800
117,967	Kimco Realty Corporation	1,585,477
20,551	Kite Realty Group Trust	85,903
46,639	Macerich Company	1,740,567
28,000	National Retail Properties, Inc.	600,320
3,600	Pennsylvania Real Estate Investment Trust[b]	43,992
13,814	Ramco-Gershenson Properties Trust	139,521
10,675	Realty Income Corporation[b]	323,773
41,900	Regency Centers Corporation	1,441,360
2,900	Saul Centers, Inc.	117,827
110,026	Simon Property Group, Inc.	8,884,600
15,749	Tanger Factory Outlet Centers, Inc.	651,694
21,700	Taubman Centers, Inc.	816,571
23,700	Weingarten Realty Investors[b]	451,485

	Total Retail REITS	20,938,348

Specialized REITS (25.7%)
1,300	Chatham Lodging Trust[a]	23,231
14,350	Cogdell Spencer, Inc.	97,006
36,952	DiamondRock Hospitality Company[a]	303,745
15,390	Entertainment Properties Trust	585,897

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.1%)	Value
Specialized REITS (25.7%) - continued
34,955	Extra Space Storage, Inc.	$485,875
7,850	FelCor Lodging Trust, Inc.[a]	39,171
92,771	Health Care Property Investors, Inc.	2,991,865
38,326	Health Care REIT, Inc.	1,614,291
17,500	Healthcare Realty Trust, Inc.	384,475
34,350	Hersha Hospitality Trust	155,262
26,048	Hospitality Properties Trust	549,613
236,696	Host Hotels & Resorts, Inc.	3,190,662
21,700	LaSalle Hotel Properties	446,369
4,229	LTC Properties, Inc.	102,638
20,787	Medical Properties Trust, Inc.	196,229
44,775	Nationwide Health Properties, Inc.	1,601,602
24,530	Omega Healthcare Investors, Inc.	488,883
1,764	Pebblebrook Hotel Trust[a]	33,251
15,902	Plum Creek Timber Company, Inc.[b]	549,096
1,000	Potlatch Corporation	35,730
52,610	Public Storage, Inc.	4,624,945
6,700	Rayonier, Inc. REIT	294,934
42,544	Senior Housing Property Trust	855,560
3,300	Sovran Self Storage, Inc.	113,619
15,650	Strategic Hotel Capital, Inc.[a]	68,704
26,415	Sunstone Hotel Investors, Inc.[a]	262,301
23,225	U-Store-It Trust	173,259
65,641	Ventas, Inc.	3,081,845

	Total Specialized REITS	23,350,058

	Total Common Stock (cost $100,160,962)	89,233,586

Principal Amount	Long-Term Fixed Income (0.2%)
Asset-Backed Securities (<0.1%)
	Residential Funding Mortgage Securities
30,402	4.470%, 7/25/2018[c]	29,579

	Total Asset-Backed Securities	29,579

Collateralized Mortgage Obligations (0.2%)
	Countrywide Home Loans, Inc.
55,631	5.386%, 3/20/2036	54,017
	Deutsche Alt-A Securities, Inc.
54,679	5.888%, 6/25/2036	51,856
	Impac Secured Assets Corporation
1,453	0.427%, 7/26/2010[d]	1,452
58,176	0.457%, 7/26/2010[d]	33,191
	J.P. Morgan Alternative Loan Trust
2,681	0.427%, 7/25/2010[d]	2,661

	Total Collateralized Mortgage Obligations	143,177

	Total Long-Term Fixed Income (cost $195,262)	172,756

Shares	Collateral Held for Securities Loaned (7.4%)
6,730,638	Thrivent Financial Securities Lending Trust	6,730,638

	Total Collateral Held for Securities Loaned (cost $6,730,638)	6,730,638

Principal Amount	Short-Term Investments (1.3%)[e]
	Federal Home Loan Bank Discount Notes
800,000	0.045%, 7/9/2010	799,992
	U.S. Treasury Bills
430,000	0.020%, 7/8/2010	429,998

	Total Short-Term Investments (at amortized cost)	1,229,990

	Total Investments (cost $108,316,852) 107.0%	$97,366,970

	Other Assets and Liabilities, Net (7.0%)	(6,385,097)

	Total Net Assets 100.0%	$90,981,873

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,595,863
Gross unrealized depreciation	(16,545,745)

Net unrealized appreciation (depreciation)	($10,949,882)

Cost for federal income tax purposes	$108,316,852

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Real Estate Securities Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified REITS	6,612,909	6,612,909	—	—
Hotels, Resorts & Cruise Lines	817,598	817,598	—	—
Industrial REITS	4,129,741	4,129,741	—	—
Mortgage REITS	494,239	494,239	—	—
Office REITS	16,262,379	16,262,379	—	—
Real Estate Operating Companies	848,130	848,130	—	—
Residential REITS	15,780,184	15,780,184	—	—
Retail REITS	20,938,348	20,938,348	—	—
Specialized REITS	23,350,058	23,350,058	—	—
Long-Term Fixed Income			—	—
Asset-Backed Securities	29,579	—	29,579	—
Collateralized Mortgage Obligations	143,177	—	143,177	—
Collateral Held for Securities Loaned	6,730,638	6,730,638	—	—
Short-Term Investments	1,229,990	—	1,229,990	—

Total	$97,366,970	$95,964,224	$1,402,746	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Fund, is as follows:

Fund	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial
Securities Lending Trust	$—	$21,072,630	$14,341,992	6,730,638	$6,730,638	$3,535
Total Value and Income Earned	—				6,730,638	3,535

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (81.2%)	Value
Consumer Discretionary (14.5%)
1,700	Advance Auto Parts, Inc.	$85,306
3,800	American Greetings Corporation	71,288
2,200	Best Buy Company, Inc.	74,492
1,800	Blyth, Inc.	61,326
5,000	Brinker International, Inc.	72,300
5,400	Brown Shoe Company, Inc.	81,972
3,500	Cablevision Systems Corporation	84,035
1,300	Carnival plc ADR	42,133
6,000	CBS Corporation	77,580
4,800	Comcast Corporation	83,376
4,600	Cooper Tire & Rubber Company	89,700
1,800	Cracker Barrel Old Country Store, Inc.	83,808
7,300	D.R. Horton, Inc.	71,759
950	Daimler AGa	48,022
2,000	Darden Restaurants, Inc.	77,700
1,500	DeVry, Inc.	78,735
3,200	Dillard’s, Inc.	68,800
11,100	Family Dollar Stores, Inc.	418,359
5,500	Finish Line, Inc.	76,615
5,900	Gannett Company, Inc.	79,414
4,000	Gap, Inc.	77,840
2,400	Guess ?, Inc.	74,976
2,200	Hasbro, Inc.	90,420
9,700	Hillenbrand, Inc.	207,483
1,000	Honda Motor Company, Ltd. ADR	28,750
3,100	Jarden Corporation	83,297
3,000	Johnson Controls, Inc.	80,610
4,600	Jones Apparel Group, Inc.	72,910
3,700	Leggett & Platt, Inc.	74,222
3,400	Limited Brands, Inc.	75,038
3,900	Macy’s, Inc.	69,810
4,100	Mattel, Inc.	86,756
5,200	Newell Rubbermaid, Inc.	76,128
6,600	News Corporation	78,936
2,200	Nordstrom, Inc.	70,818
4,400	Oxford Industries, Inc.	92,092
3,700	Pearson plc ADR	48,655
2,800	PetSmart, Inc.	84,476
1,600	Ross Stores, Inc.	85,264
3,500	Scholastic Corporation	84,420
2,700	Sotheby’s Holdings, Inc.	61,749
3,300	Starbucks Corporation	80,190
300	Starwood Hotels & Resorts Worldwide, Inc.	12,429
1,600	Target Corporation	78,672
2,000	Tiffany & Company	75,820
1,900	TJX Companies, Inc.	79,705
1,000	Toyota Motor Corporation ADR	68,570
800	Whirlpool Corporation	70,256
3,100	Williams-Sonoma, Inc.	76,942
3,800	Wyndham Worldwide Corporation	76,532

	Total Consumer Discretionary	4,150,486

Consumer Staples (5.2%)
1,000	Anheuser-Busch InBev NV ADR	48,010
700	British American Tobacco plc ADR	44,310
500	Companhia de Bebidas das Americas ADR	50,505
7,900	Del Monte Foods Company	113,681
1,900	Herbalife, Ltd.	87,495
3,200	Nu Skin Enterprises, Inc.	79,776
7,200	Sanderson Farms, Inc.	365,328
36,300	Sara Lee Corporation	511,830
5,000	Tyson Foods, Inc.	81,950
1,800	Unilever NV ADR	49,176
2,200	Unilever plc ADR	58,806

	Total Consumer Staples	1,490,867

Energy (3.1%)
1,100	Cimarex Energy Company	78,738
300	CNOOC, Ltd. ADR	51,051
1,900	Enerplus Resources Fund ADR	40,983
1,300	Eni SPA ADR	47,515
1,700	PetroChina Company, Ltd. ADR	186,541
2,800	Petroleo Brasileiro SA ADR	83,440
3,600	Royal Dutch Shell plc ADR	173,808
2,300	StatoilHydro ASA Sponsor ADR	44,045
1,400	Suncor Energy, Inc.	41,216
2,200	Talisman Energy, Inc.	33,396
1,300	Total SA ADR	58,032
1,300	TransCanada Corporation ADR	43,459

	Total Energy	882,224

Financials (21.1%)
19,600	Advance America Cash Centers, Inc.	80,948
2,000	AFLAC, Inc.	85,340
400	Agree Realty Corporation	9,328
200	Alexandria Real Estate Equities, Inc.	12,674
2,900	Allstate Corporation	83,317
900	AMB Property Corporation	21,339
800	American Campus Communities, Inc.	21,832
9,200	American Equity Investment Life Holding Company	94,944
3,100	American Financial Group, Inc.	84,692
8,500	Apollo Investment Corporation	79,305
600	Ashford Hospitality Trust[a]	4,398
2,500	Assurant, Inc.	86,750
800	AvalonBay Communities, Inc.	74,696
2,100	AXA SA ADR	32,025
3,400	Banco Bilbao Vizcaya Argentaria SA ADR	34,986
3,100	Banco Bradesco SA ADR	49,166
5,700	Banco Santander SA ADR	59,850
5,500	Bank of America Corporation	79,035
1,000	Bank of Nova Scotia	46,020
1,900	Barclays plc ADR	30,191
2,900	BB&T Corporation	76,299
14,000	BGC Partners, Inc.	71,540
1,000	BioMed Realty Trust, Inc.	16,090
8,300	BlackRock Kelso Capital Corporation	81,921
1,700	BOK Financial Corporation	80,699
12,000	Boston Private Financial Holdings, Inc.	77,160
1,100	Boston Properties, Inc.	78,474
700	Brandywine Realty Trust	7,525
400	BRE Properties, Inc.	14,772

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (81.2%)	Value
Financials (21.1%) - continued
1,500	Brookfield Asset Management, Inc.	$33,930
800	Brookfield Properties Corporation	11,232
500	Camden Property Trust	20,425
13,700	Cardinal Financial Corporation	126,588
600	CBL & Associates Properties, Inc.	7,464
900	China Life Insurance Company, Ltd. ADR	58,680
200	Corporate Office Properties Trust	7,552
1,050	Credit Suisse Group ADR	39,301
1,200	DCT Industrial Trust, Inc.	5,424
550	Deutsche Bank AG ADR	30,888
500	Developers Diversified Realty Corporation	4,950
1,100	DiamondRock Hospitality Company[a]	9,042
700	Digital Realty Trust, Inc.	40,376
400	Duke Realty Corporation	4,540
400	DuPont Fabros Technology, Inc.	9,824
5,200	East West Bancorp, Inc.	79,300
100	EastGroup Properties, Inc.	3,558
800	Education Realty Trust, Inc.	4,824
100	Entertainment Properties Trust	3,807
750	Equity One, Inc.	11,700
1,700	Equity Residential	70,788
300	Essex Property Trust, Inc.	29,262
800	Federal Realty Investment Trust	56,216
6,700	Fifth Third Bancorp	82,343
400	First Industrial Realty Trust, Inc.[a]	1,928
400	Forest City Enterprises, Inc.[a]	4,528
1,500	Franklin Street Properties Corporation	17,715
8,700	Fulton Financial Corporation	83,955
600	Getty Realty Corporation	13,446
500	Glimcher Realty Trust	2,990
600	Goldman Sachs Group, Inc.	78,762
800	Government Properties Income Trust	20,416
1,600	Health Care Property Investors, Inc.	51,600
200	Health Care REIT, Inc.	8,424
600	Highwoods Properties, Inc.	16,656
5,800	Horace Mann Educators Corporation	88,740
200	Hospitality Properties Trust	4,220
4,200	Host Hotels & Resorts, Inc.	56,616
2,000	HSBC Holdings plc ADR	91,180
3,500	ING Groep NV ADR[a]	25,935
3,600	Itau Unibanco Holding SA ADR	64,836
2,200	J.P. Morgan Chase & Company	80,542
10,700	KeyCorp	82,283
400	Kilroy Realty Corporation	11,892
2,400	Kimco Realty Corporation	32,256
600	Kite Realty Group Trust	2,508
600	LaSalle Hotel Properties	12,342
500	Lexington Realty Trust	3,005
1,000	Liberty Property Trust	28,850
11,500	Lloyds Banking Group plc ADR[a]	36,340
300	LTC Properties, Inc.	7,281
600	Macerich Company	22,392
600	Mack-Cali Realty Corporation	17,838
1,900	Manulife Financial Corporation	27,702
400	Medical Properties Trust, Inc.	3,776
10,000	Mitsubishi UFJ Financial Group, Inc. ADR	45,600
600	National Health Investors, Inc.	23,136
900	National Retail Properties, Inc.	19,296
700	Nationwide Health Properties, Inc.	25,039
4,500	Nelnet, Inc.	86,760
400	Omega Healthcare Investors, Inc.	7,972
1,400	PNC Financial Services Group, Inc.	79,100
500	Post Properties, Inc.	11,365
200	Potlatch Corporation	7,146
3,200	Principal Financial Group, Inc.	75,008
4,500	Progressive Corporation	84,240
3,200	ProLogis	32,416
4,000	Protective Life Corporation	85,560
200	PS Business Parks, Inc.	11,156
1,000	Public Storage, Inc.	87,910
300	Ramco-Gershenson Properties Trust	3,030
300	Rayonier, Inc. REIT	13,206
400	Realty Income Corporation	12,132
800	Regency Centers Corporation	27,520
1,900	Reinsurance Group of America, Inc.	86,849
1,000	Royal Bank of Canada ADR	47,790
1,200	Senior Housing Property Trust	24,132
1,700	Simon Property Group, Inc.	137,275
600	SL Green Realty Corporation	33,024
100	Sovran Self Storage, Inc.	3,443
17,150	SPDR DJ Wilshire International Real Estate ETF	534,566
13,200	Travelers Companies, Inc.	650,100
3,700	U.S. Bancorp	82,695
2,950	UBS AG ADR[a]	38,999
400	UDR, Inc.	7,652
200	Universal Health Realty Income Trust	6,426
3,800	Unum Group	82,460
200	Urstadt Biddle Properties	3,226
100	U-Store-It Trust	746
1,000	Ventas, Inc.	46,950
1,000	Vornado Realty Trust	72,950
100	Washington Real Estate Investment Trust	2,759
3,000	Wells Fargo & Company	76,800
400	Westpac Banking Corporation ADR	35,432

	Total Financials	6,040,150

Health Care (5.2%)
20,600	AmerisourceBergen Corporation	654,050
1,000	AstraZeneca plc ADR	47,130
1,600	GlaxoSmithKline plc ADR	54,416
6,000	Medicis Pharmaceutical Corporation	131,280
1,550	Novartis AG ADR	74,896
15,600	Omnicare, Inc.	369,720
1,650	Sanofi-Aventis ADR	49,599
600	Shire Pharmaceuticals Group plc ADR	36,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (81.2%)	Value
Health Care (5.2%) - continued
2,900	UnitedHealth Group, Inc.	$82,360

	Total Health Care	1,500,279

Industrials (9.5%)
8,300	3M Company	655,617
1,900	A.O. Smith Corporation	91,561
2,600	ABB, Ltd. ADR[a]	44,928
3,800	Alamo Group, Inc.	82,460
4,200	Briggs & Stratton Corporation	71,484
1,600	Bucyrus International, Inc.	75,920
800	Canadian National Railway Company	45,904
2,200	Carlisle Companies, Inc.	79,486
3,000	Circor International, Inc.	76,740
1,300	Cummins, Inc.	84,669
2,300	Ingersoll-Rand plc	79,327
1,700	Joy Global, Inc.	85,153
1,300	Nordson Corporation	72,904
2,200	Northrop Grumman Corporation	119,768
4,300	Quanex Building Products Corporation	74,347
4,700	R.R. Donnelley & Sons Company	76,939
12,400	Raytheon Company	600,036
1,400	Regal-Beloit Corporation	78,092
650	Siemens AG ADR	58,194
7,000	Southwest Airlines Company	77,770
3,700	TAL International Group, Inc.	83,139

	Total Industrials	2,714,438

Information Technology (13.2%)
3,700	Altera Corporation	91,797
6,400	AVX Corporation	82,048
4,700	Broadridge Financial Solutions, Inc.	89,535
4,400	CA, Inc.	80,960
1,000	Canon, Inc. ADR	37,310
65,600	EarthLink, Inc.	522,176
1,800	Harris Corporation	74,970
2,300	Hewlett-Packard Company	99,544
1,000	Hitachi, Ltd. ADR[a]	36,300
4,000	Intel Corporation	77,800
5,100	International Business Machines Corporation	629,748
6,500	Jabil Circuit, Inc.	86,450
2,600	Lender Processing Services, Inc.	81,406
24,800	Microsoft Corporation	570,648
28,800	Oracle Corporation	618,048
3,000	Plantronics, Inc.	85,800
400	Research in Motion, Ltd.[a]	19,704
900	SAP AG ADR	39,870
3,650	STMicroelectronics NV ADR	28,872
4,000	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	39,040
10,900	Tellabs, Inc.	69,651
3,600	Texas Instruments, Inc.	83,808
3,000	Tyco Electronics, Ltd.	76,140
9,500	Xerox Corporation	76,380
3,600	Xilinx, Inc.	90,936

	Total Information Technology	3,788,941

Materials (5.4%)
2,100	Albemarle Corporation	83,391
1,300	ArcelorMittal	34,788
1,700	Ashland, Inc.	78,914
900	Barrick Gold Corporation	40,869
1,800	BHP Billiton plc ADR	92,592
1,500	BHP Billiton, Ltd. ADR	92,985
2,100	Cytec Industries, Inc.	83,979
2,400	E.I. du Pont de Nemours and Company	83,016
1,300	Freeport-McMoRan Copper & Gold, Inc.	76,869
8,000	Glatfelter Company	86,800
800	Goldcorp, Inc.	35,080
3,800	International Paper Company	85,994
1,000	Lubrizol Corporation	80,310
800	NewMarket Corporation	69,856
400	POSCO ADR	37,728
300	Potash Corporation of Saskatchewan, Inc.	25,872
1,200	Rio Tinto plc ADR	52,320
4,600	RPM International, Inc.	82,064
1,100	Southern Copper Corporation	29,194
1,200	Stepan Company	82,116
650	Syngenta AG ADR	29,803
4,400	Temple-Inland, Inc.	90,948
3,700	Vale SA SP ADR	90,095

	Total Materials	1,545,583

Telecommunications Services (1.7%)
1,300	America Movil SA de CV ADR	61,750
2,700	China Telecom Corporation, Ltd. ADR	133,407
2,350	France Telecom SA ADR	40,678
3,000	Nippon Telegraph & Telephone Corporation ADR	61,020
4,000	NTT DoCoMo, Inc. ADR	60,320
1,200	Telefonica SA ADR	66,636
3,600	Vodafone Group plc ADR	74,412

	Total Telecommunications Services	498,223

Utilities (2.3%)
18,300	Constellation Energy Group, Inc.	590,175
800	Empresa Nacional de Electricidad SA ADR	36,944
1,000	Veolia Environnement ADR	23,370

	Total Utilities	650,489

	Total Common Stock (cost $25,445,421)	23,261,680

Principal Amount	Long-Term Fixed Income (7.0%)
Consumer Cyclical (0.6%)
	CVS Caremark Corporation
200,000	6.302%, 6/1/2037	179,000

	Total Consumer Cyclical	179,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (7.0%)	Value
Energy (0.6%)
	Enbridge Energy Partners, LP
$175,000	8.050%, 10/1/2037	$172,313

	Total Energy	172,313

Financials (4.4%)
	ING Capital Funding Trust III
200,000	8.439%, 12/31/2010	174,000
	J.P. Morgan Chase & Company
100,000	7.900%, 4/30/2018	103,073
	MetLife, Inc.
200,000	7.875%, 12/15/2037[b]	192,000
	Reinsurance Group of America, Inc.
225,000	6.750%, 12/15/2065	186,388
	Wachovia Capital Trust III
150,000	5.800%, 3/15/2011	119,250
	Wells Fargo Capital XIII
135,000	7.700%, 3/26/2013	136,350
	XL Capital, Ltd.
250,000	6.500%, 4/15/2017	172,500
	ZFS Finance USA Trust II
200,000	6.450%, 12/15/2065[b]	179,000

	Total Financials	1,262,561

Utilities (1.4%)
	Dominion Resources, Inc.
200,000	6.300%, 9/30/2066	184,000
	Enterprise Products Operating, LLC
225,000	7.034%, 1/15/2068	207,000

	Total Utilities	391,000

	Total Long-Term Fixed Income (cost $2,090,588)	2,004,874

Shares	Preferred Stock (0.8%)
Financials (0.7%)
3,000	Bank of America Corporation	74,730
2,500	J.P. Morgan Chase Capital XXIX	59,275
2,000	U.S. Bancorp	55,220

	Total Financials	189,225

Utilities (0.1%)
1,720	Xcel Energy, Inc.	45,924

	Total Utilities	45,924

	Total Preferred Stock (cost $231,936)	235,149

Principal Amount	Short-Term Investments (9.7%)[c]
	Federal Home Loan Bank Discount Notes
1,000,000	0.075%, 7/16/2010	999,969
	Federal National Mortgage Association Discount Notes
300,000	0.180%, 7/7/2010[d]	299,991
	U.S. Treasury Bills
1,475,000	0.020%, 7/8/2010	1,474,994

	Total Short-Term Investments (at amortized cost)	2,774,954

	Total Investments (cost $30,542,899) 98.7%	$28,276,657

	Other Assets and Liabilities, Net 1.3%	365,045

	Total Net Assets 100.0%	$28,641,702

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $371,000 or 1.3% of total net assets.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At June 30, 2010, $299,991 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$331,421
Gross unrealized depreciation	(2,597,663)

Net unrealized appreciation (depreciation)	$(2,266,242)

Cost for federal income tax purposes	$30,542,899

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Equity Income Plus Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,150,486	4,150,486	—	—
Consumer Staples	1,490,867	1,490,867	—	—
Energy	882,224	882,224	—	—
Financials	6,040,150	6,040,150	—	—
Health Care	1,500,279	1,500,279	—	—
Industrials	2,714,438	2,714,438	—	—
Information Technology	3,788,941	3,788,941	—	—
Materials	1,545,583	1,545,583	—	—
Telecommunications Services	498,223	498,223	—	—
Utilities	650,489	650,489	—	—
Long-Term Fixed Income
Consumer Cyclical	179,000	—	179,000	—
Energy	172,313	—	172,313	—
Financials	1,262,561	—	1,262,561	—
Utilities	391,000	—	391,000	—
Preferred Stock
Financials	189,225	189,225	—	—
Utilities	45,924	45,924	—	—
Short-Term Investments	2,774,954	—	2,774,954	—

Total	$28,276,657	$23,496,829	$4,779,828	$—

Other Financial Instruments
Liability Derivatives Futures Contracts	62,083	62,083	—	—

Total Liability Derivatives	$62,083	$62,083	$—	$—

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
S&P 500 Index Mini-Futures	55	September 2010	$2,885,233	$2,823,150	($62,083)
Total Futures Contracts					($62,083)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	62,083
Total Equity Contracts		62,083

Total Liability Derivatives		$62,083

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(3,295)
Futures	Net realized gains/(losses) on Futures contracts	(139,423)
Total Equity Contracts		(142,718)

Total		($142,718)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(4,044)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(99,198)
Total Equity Contracts		(103,242)

Total		($103,242)

The following table presents Equity Income Plus Fund’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$3,189,561	10.4%	25

*	Notional amount represents long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (67.8%)	Value
Asset-Backed Securities (5.5%)
	Americredit Automobile Receivables Trust
$98,815	5.490%, 7/6/2012[a]	$99,000
	Carrington Mortgage Loan Trust
1,700,000	0.497%, 7/26/2010[b]	784,042
	GMAC Mortgage Corporation Loan Trust
676,148	6.180%, 5/25/2036[a]	618,878
	Goldman Sachs Alternative Mortgage Products Trust
1,250,000	0.427%, 7/26/2010[b]	1,132,641
	GSAMP Trust
1,515,678	0.527%, 7/26/2010[b]	1,198,742
	J.P. Morgan Mortgage Trust
1,112,905	5.264%, 2/25/2036	954,748
	Merna Reinsurance, Ltd.
600,000	2.040%, 7/7/2010[b,c]	599,880
600,000	3.040%, 7/7/2010[b,c]	599,940
	Renaissance Home Equity Loan Trust
867,360	5.746%, 5/25/2036	473,294
1,000,000	6.011%, 5/25/2036	576,533
1,450,000	5.797%, 8/25/2036	858,100
	Residential Funding Mortgage Securities
182,410	4.470%, 7/25/2018[a]	177,475

	Total Asset-Backed Securities	8,073,273

Basic Materials (6.4%)
	Allegheny Technologies, Inc., Convertible
322,000	4.250%, 6/1/2014	414,172
	ArcelorMittal
600,000	6.125%, 6/1/2018	627,529
	Arch Coal, Inc.
930,000	8.750%, 8/1/2016[c]	969,525
	CF Industries, Inc.
930,000	7.125%, 5/1/2020	953,250
	CONSOL Energy, Inc.
930,000	8.000%, 4/1/2017[c]	960,225
	Domtar Corporation
770,000	10.750%, 6/1/2017	924,000
	Dow Chemical Company
600,000	8.550%, 5/15/2019	734,468
	FMG Finance, Pty., Ltd.
790,000	10.625%, 9/1/2016[c]	869,000
	Georgia-Pacific Corporation
930,000	8.000%, 1/15/2024	985,800
	Goldcorp, Inc., Convertible
460,000	2.000%, 8/1/2014	534,750
	Lyondell Chemical Company
940,000	11.000%, 5/1/2018	1,008,150
	Newmont Mining Corporation, Convertible
368,000	3.000%, 2/15/2012	521,640

	Total Basic Materials	9,502,509

Capital Goods (2.3%)
	Alliant Techsystems, Inc. Convertible
414,000	3.000%, 8/15/2024	410,378
	Case New Holland, Inc.
930,000	7.875%, 12/1/2017[c]	936,975
	General Cable Corporation, Convertible
129,000	4.500%, 11/15/2019[d]	120,937
	Owens-Brockway Glass Container, Inc., Convertible
450,000	3.000%, 6/1/2015[c]	413,437
	Owens-Illinois, Inc.
930,000	7.800%, 5/15/2018	968,363
	Textron, Inc.
450,000	7.250%, 10/1/2019	513,732

	Total Capital Goods	3,363,822

Collateralized Mortgage Obligations (10.7%)
	Bear Stearns Adjustable Rate Mortgage Trust
1,601,893	4.625%, 8/25/2010[b]	1,410,749
	Citigroup Mortgage Loan Trust, Inc.
1,078,645	5.500%, 11/25/2035	825,440
	Citimortgage Alternative Loan Trust
1,466,588	5.750%, 4/25/2037	1,140,297
	Countrywide Alternative Loan Trust
923,658	6.000%, 4/25/2036	730,924
589,046	6.000%, 1/25/2037	392,889
	Deutsche Alt-A Securities, Inc.
2,116,877	1.191%, 7/1/2010[b]	1,170,019
730,691	5.500%, 10/25/2021	621,132
	First Horizon Mortgage Pass-Through Trust
1,004,575	5.805%, 8/25/2037	808,010
	GSR Mortgage Loan Trust
1,152,905	0.537%, 7/26/2010[b]	929,849
	J.P. Morgan Alternative Loan Trust
295,649	0.417%, 7/25/2010[b]	283,954
	J.P. Morgan Mortgage Trust
460,318	6.500%, 1/25/2035	441,156
756,770	5.933%, 10/25/2036	663,565
	MASTR Alternative Loans Trust
1,409,114	6.500%, 5/25/2034	1,477,975
617,981	6.500%, 7/25/2034	623,817
	New York Mortgage Trust
1,322,097	5.548%, 5/25/2036	390,524
	Structured Adjustable Rate Mortgage Loan Trust
827,560	5.783%, 9/25/2036	232,075
	WaMu Mortgage Pass Through Certificates
987,454	5.570%, 11/25/2036	862,884
692,547	5.820%, 8/25/2046	567,771
	Washington Mutual Mortgage Pass-Through Certificates
1,938,923	1.163%, 7/1/2010[b]	798,419
	Wells Fargo Mortgage Backed Securities Trust
2,050,216	5.878%, 9/25/2036	335,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (67.8%)	Value
Collateralized Mortgage Obligations (10.7%) - continued
$1,394,535	6.000%, 7/25/2037	$1,210,848

	Total Collateralized Mortgage Obligations	15,917,593

Commercial Mortgage-Backed Securities (6.1%)
	Banc of America Commercial Mortgage, Inc.
1,250,000	5.356%, 10/10/2045	1,251,398
	Bear Stearns Commercial Mortgage Securities, Inc.
1,200,000	5.694%, 6/11/2050	1,214,722
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.530%, 7/15/2010[b,e]	845,574
	Credit Suisse Mortgage Capital Certificates
1,250,000	5.467%, 9/15/2039	1,228,468
	Greenwich Capital Commercial Funding Corporation
750,000	5.867%, 12/10/2049	595,484
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,750,000	5.336%, 5/15/2047	1,729,605
	LB-UBS Commercial Mortgage Trust
1,200,000	5.866%, 9/15/2045	1,208,954
	Wachovia Bank Commercial Mortgage Trust
1,250,000	0.470%, 7/15/2010[b,e]	1,024,586

	Total Commercial Mortgage- Backed Securities	9,098,791

Communications Services (6.8%)
	CBS Corporation
450,000	8.875%, 5/15/2019	566,153
	Clear Channel Worldwide Holdings, Inc.
930,000	9.250%, 12/15/2017[c]	934,650
	Cricket Communications, Inc.
915,000	9.375%, 11/1/2014[f]	928,725
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
600,000	7.625%, 5/15/2016	651,750
	DISH DBS Corporation
930,000	7.125%, 2/1/2016	932,325
	Intelsat Jackson Holdings, Ltd.
930,000	8.500%, 11/1/2019[c]	939,300
	New Communications Holdings, Inc.
930,000	8.250%, 4/15/2017[c]	933,487
	Qwest Communications International, Inc.
930,000	7.500%, 2/15/2014	932,325
	Telecom Italia Capital SA
600,000	7.175%, 6/18/2019	645,968
	Telefonica Emisiones SAU
300,000	5.134%, 4/27/2020	300,688
	Time Warner Cable, Inc.
450,000	8.250%, 4/1/2019	553,411
	Virgin Media Finance plc
930,000	8.375%, 10/15/2019	941,625
	Wind Acquisition Holdings Finance SPA
1,000,000	12.250%, 7/15/2017[c]	910,000

	Total Communications Services	10,170,407

Consumer Cyclical (6.4%)
	Blockbuster, Inc.
1,000	11.750%, 10/1/2014[c]	650
	CVS Caremark Corporation
800,000	6.302%, 6/1/2037	716,000
	Goodyear Tire & Rubber Company
930,000	10.500%, 5/15/2016	1,011,375
	KB Home
1,050,000	6.250%, 6/15/2015	934,500
	Lennar Corporation, Convertible
450,000	2.000%, 12/1/2020[c]	395,437
	Macy’s Retail Holdings, Inc.
800,000	8.375%, 7/15/2015	882,000
	MGM Resorts International
850,000	11.125%, 11/15/2017	937,125
	Pinnacle Entertainment, Inc.
930,000	8.625%, 8/1/2017[c]	957,900
	QVC, Inc.
930,000	7.125%, 4/15/2017[c]	911,400
	Starwood Hotels & Resorts Worldwide, Inc.
930,000	6.750%, 5/15/2018	930,000
	Toys R Us Property Company I, LLC
810,000	10.750%, 7/15/2017[c]	884,925
	WMG Acquisition Corporation
870,000	9.500%, 6/15/2016	926,550

	Total Consumer Cyclical	9,487,862

Consumer Non-Cyclical (5.0%)
	Archer-Daniels-Midland Company, Convertible
460,000	0.875%, 2/15/2014	433,550
	Beckman Coulter, Inc., Convertible
414,000	2.500%, 12/15/2036	451,260
	Biomet, Inc.
880,000	10.375%, 10/15/2017	946,000
	Charles River Laboratories International, Inc., Convertible
460,000	2.250%, 6/15/2013	439,875
	Community Health Systems, Inc.
910,000	8.875%, 7/15/2015	938,438
	Fisher Scientific International, Inc. Convertible
368,000	3.250%, 3/1/2024	465,980
	Gilead Sciences, Inc., Convertible
322,000	0.625%, 5/1/2013	357,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (67.8%)	Value
Consumer Non-Cyclical (5.0%) - continued
	HCA, Inc.
$940,000	9.625%, 11/15/2016	$1,005,800
	JBS USA, LLC/JBS USA Finance, Inc.
930,000	11.625%, 5/1/2014	1,042,762
	Life Technologies Corporation, Convertible
414,000	3.250%, 6/15/2025	465,750
	Molson Coors Brewing Company Convertible
460,000	2.500%, 7/30/2013	493,350
	Teva Pharmaceutical Finance Company, Convertible
368,000	1.750%, 2/1/2026	421,360

	Total Consumer Non-Cyclical	7,461,545

Energy (3.6%)
	Enbridge Energy Partners, LP
600,000	8.050%, 10/1/2037	590,787
	Exterran Holdings, Inc., Convertible
414,000	4.250%, 6/15/2014	541,305
	Forest Oil Corporation
890,000	7.250%, 6/15/2019	858,850
	Marathon Oil Corporation
450,000	7.500%, 2/15/2019	539,601
	Petrohawk Energy Corporation
930,000	7.875%, 6/1/2015	932,325
	Pioneer Natural Resources Company
930,000	7.500%, 1/15/2020	958,455
	Plains Exploration & Production Company
940,000	7.625%, 6/1/2018	918,850

	Total Energy	5,340,173

Financials (8.8%)
	Aegon NV
600,000	3.891%, 7/15/2010[b]	354,180
	American Express Company
600,000	6.800%, 9/1/2066	571,500
	American International Group, Inc.
600,000	8.250%, 8/15/2018	607,500
	Bank of America Corporation
360,000	8.000%, 1/30/2018	347,735
	CIT Group, Inc.
930,000	7.000%, 5/1/2017[f]	837,000
	CNA Financial Corporation
600,000	7.350%, 11/15/2019[f]	637,587
	Developers Diversified Realty Corporation
721,000	5.375%, 10/15/2012	712,087
	Discover Bank
300,000	7.000%, 4/15/2020	302,919
	ERP Operating, LP
450,000	5.750%, 6/15/2017	484,877
	HCP, Inc.
450,000	6.700%, 1/30/2018	474,424
	Icahn Enterprises, LP
930,000	8.000%, 1/15/2018[c]	902,100
	ING Capital Funding Trust III
$300,000	8.439%, 12/31/2010	261,000
	J.P. Morgan Chase Capital XX
560,000	6.550%, 9/29/2036	535,405
	Lehman Brothers Holdings, Inc.
600,000	7.000%, 9/27/2027[g]	118,500
	Liberty Mutual Group, Inc.
300,000	10.750%, 6/15/2058[c]	324,000
	Lincoln National Corporation
870,000	6.050%, 4/20/2067	652,500
	MetLife, Inc.
675,000	7.875%, 12/15/2037[c]	648,000
	ProLogis
600,000	5.625%, 11/15/2016	564,067
	Reinsurance Group of America, Inc.
900,000	6.750%, 12/15/2065	745,552
	SLM Corporation
450,000	5.125%, 8/27/2012	443,301
600,000	8.000%, 3/25/2020	526,912
	Swiss RE Capital I, LP
580,000	6.854%, 5/25/2016[c]	475,600
	Wachovia Capital Trust III
430,000	5.800%, 3/15/2011	341,850
	XL Capital, Ltd.
900,000	6.500%, 4/15/2017	621,000
	ZFS Finance USA Trust II
550,000	6.450%, 12/15/2065[c]	492,250

	Total Financials	12,981,846

Foreign Government (0.6%)
	Russia Government International Bond
900,000	5.000%, 4/29/2020[c]	868,500

	Total Foreign Government	868,500

Technology (2.2%)
	EMC Corporation, Convertible
368,000	1.750%, 12/1/2013	465,980
	Freescale Semiconductor, Inc.
930,000	9.250%, 4/15/2018[c]	918,375
	Intel Corporation, Convertible
460,000	3.250%, 8/1/2039[c]	518,075
	International Game Technology, Convertible
368,000	3.250%, 5/1/2014	402,960
	Iron Mountain, Inc.
930,000	8.000%, 6/15/2020	943,950

	Total Technology	3,249,340

Transportation (0.4%)
	Delta Air Lines, Inc.
590,166	7.750%, 12/17/2019	637,379

	Total Transportation	637,379

Utilities (3.0%)
	CMS Energy Corporation, Convertible
368,000	5.500%, 6/15/2029	427,800
	El Paso Corporation
930,000	7.000%, 6/15/2017	924,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (67.8%)	Value
Utilities (3.0%) - continued
	Energy Transfer Partners, LP
$450,000	6.625%, 10/15/2036	$431,867
	Enterprise Products Operating, LLC
1,000,000	7.034%, 1/15/2068	920,000
	NRG Energy, Inc.
945,000	7.375%, 2/1/2016	940,275
	Southern Union Company
300,000	7.200%, 11/1/2066	265,875
	TransCanada PipeLines, Ltd.
600,000	6.350%, 5/15/2067	534,750

	Total Utilities	4,445,330

	Total Long-Term Fixed Income (cost $101,587,617)	100,598,370

Shares	Common Stock (24.4%)
Consumer Discretionary (2.2%)
22,000	Comcast Corporation	382,140
19,000	Home Depot, Inc.	533,330
18,300	Mattel, Inc.	387,228
4,700	McDonald’s Corporation	309,589
8,200	McGraw-Hill Companies, Inc.	230,748
12,300	Omnicom Group, Inc.	421,890
11,666	Time Warner, Inc.	337,264
3,700	VF Corporation	263,366
10,900	Yum! Brands, Inc.	425,536

	Total Consumer Discretionary	3,291,091

Consumer Staples (2.3%)
10,400	Kimberly-Clark Corporation	630,552
10,900	Kraft Foods, Inc.	305,200
12,300	Nu Skin Enterprises, Inc.	306,639
14,200	Philip Morris International, Inc.	650,928
5,640	Procter & Gamble Company	338,287
17,000	Safeway, Inc.	334,220
17,600	SYSCO Corporation	502,832
7,100	Wal-Mart Stores, Inc.	341,297

	Total Consumer Staples	3,409,955

Energy (2.3%)
11,100	Chevron Corporation	753,246
17,400	ConocoPhillips	854,166
9,700	Exxon Mobil Corporation	553,579
13,000	Marathon Oil Corporation	404,170
9,100	National Oilwell Varco, Inc.	300,937
9,700	Noble Corporation[h]	299,827
5,200	Royal Dutch Shell plc ADR	261,144

	Total Energy	3,427,069

Financials (8.0%)
7,100	ACE, Ltd.	365,508
6,200	AFLAC, Inc.	264,554
13,700	Allstate Corporation	393,601
7,300	Ameriprise Financial, Inc.	263,749
40,800	Annaly Capital Management, Inc.	699,720
102,000	Anworth Mortgage Asset Corporation	726,240
32,300	Bank of America Corporation	464,151
8,500	Bank of Nova Scotia	391,170
2,400	Goldman Sachs Group, Inc.	315,048
27,750	Invesco Mortgage Capital, Inc.	555,277
31,600	iShares Dow Jones U.S. Real Estate Index Fund[f]	1,491,836
19,300	J.P. Morgan Chase & Company	706,573
8,800	MetLife, Inc.	332,288
12,100	Plum Creek Timber Company, Inc.	417,813
5,700	Royal Bank of Canada ADR	272,403
20,000	SEI Investments Company	407,200
8,400	SPDR S&P Dividend ETF	379,210
7,000	Travelers Companies, Inc.	344,750
62,000	Two Harbors Investment Corporation[f]	511,500
12,200	U.S. Bancorp	272,670
16,100	Unum Group	349,370
31,600	Vanguard REIT ETF[f]	1,469,084
18,700	Wells Fargo & Company	478,720

	Total Financials	11,872,435

Health Care (2.0%)
6,700	Abbott Laboratories	313,426
14,200	AmerisourceBergen Corporation	450,850
10,500	Cardinal Health, Inc.	352,905
11,900	Eli Lilly and Company	398,650
7,800	Johnson & Johnson	460,668
14,263	Merck & Company, Inc.	498,777
39,628	Pfizer, Inc.	565,095

	Total Health Care	3,040,371

Industrials (2.4%)
4,300	3M Company	339,657
7,500	Caterpillar, Inc.	450,525
8,400	Cooper Industries plc	369,600
14,900	Equifax, Inc.	418,094
13,700	Honeywell International, Inc.	534,711
7,200	Illinois Tool Works, Inc.	297,216
9,000	ITT Corporation	404,280
7,500	Raytheon Company	362,925
5,900	United Technologies Corporation	382,969

	Total Industrials	3,559,977

Information Technology (1.9%)
21,900	Altera Corporation	543,339
56,000	EarthLink, Inc.	445,760
19,200	Intel Corporation	373,440
5,900	International Business Machines Corporation	728,532
21,300	Microsoft Corporation	490,113
9,800	Tyco Electronics, Ltd.	248,724

	Total Information Technology	2,829,908

Materials (1.1%)
9,550	ArcelorMittal	255,558
10,200	Bemis Company, Inc.	275,400
5,500	BHP Billiton, Ltd. ADR	340,945
12,200	E.I. du Pont de Nemours and Company	421,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (24.4%)	Value
Materials (1.1%) - continued
3,400	Lubrizol Corporation	$273,054

	Total Materials	1,566,955

Telecommunications Services (0.9%)
25,300	AT&T, Inc.	612,007
26,300	Verizon Communications, Inc.	736,926

	Total Telecommunications Services	1,348,933

Utilities (1.3%)
6,100	Energen Corporation	270,413
10,300	Nicor, Inc.	417,150
32,100	NiSource, Inc.	465,450
9,400	ONEOK, Inc.	406,550
543	Semgroup Corporation[h]	14,254
571	Semgroup Corporation Warrants, $25, expires 11/30/2014[h,i]	3,389
12,300	UGI Corporation	312,912

	Total Utilities	1,890,118

	Total Common Stock (cost $39,509,153)	36,236,812

	Mutual Funds (1.4%)
Fixed Income Mutual Funds (1.4%)
464,191	Thrivent High Yield Fund	2,107,427

	Total Fixed Income Mutual Funds	2,107,427

	Total Mutual Funds (cost $1,750,000)	2,107,427

	Preferred Stock (1.2%)
Financials (0.8%)
11,040	AMG Capital Trust I, Convertible, 5.100%	435,390
6,200	Citigroup, Inc., Convertible, 7.500%	700,600
101	GMAC, Inc., 7.000%[c]	78,505

	Total Financials	1,214,495

Utilities (0.4%)
18,400	CenterPoint Energy, Inc., Convertible, 2.000%	539,120

	Total Utilities	539,120

	Total Preferred Stock (cost $1,626,185)	1,753,615

	Collateral Held for Securities Loaned (4.2%)
6,269,075	Thrivent Financial Securities Lending Trust	6,269,075

	Total Collateral Held for Securities Loaned (cost $6,269,075)	6,269,075

Principal Amount	Short-Term Investments (4.4%)[j]
	Federal National Mortgage Association Discount Notes
900,000	0.180%, 7/7/2010[k]	899,974
	Jupiter Securitization Company, LLC
1,565,000	0.090%, 7/1/2010	1,565,000
	Thunder Bay Funding, Inc.
4,105,000	0.060%, 7/1/2010	4,105,000

	Total Short-Term Investments (at amortized cost)	6,569,974

	Total Investments (cost $157,312,004) 103.4%	$153,535,273

	Other Assets and Liabilities, Net (3.4%)	(5,015,461)

	Total Net Assets 100.0%	$148,519,812

[a]	All or a portion of the security is insured or guaranteed.
[b]	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
[c]

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $17,442,136 or 11.7% of total net assets.

[d]	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
[e]

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Fund owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Commercial Mortgage Pass- Through Certificates	5/2/2007	$1,000,000
Wachovia Bank Commercial Mortgage Trust	4/25/2007	1,250,000

[f]	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
[g]	In bankruptcy. Interest is not being accrued.
[h]	Non-income producing security.
[i]	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
[j]	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
[k]	At June 30, 2010, $899,974 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$ 5,311,074
Gross unrealized depreciation	(9,087,805)

Net unrealized appreciation (depreciation)	($3,776,731)

Cost for federal income tax purposes	$157,312,004

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Diversified Income Plus Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	8,073,273	—	6,873,453	1,199,820
Basic Materials	9,502,509	—	9,502,509	—
Capital Goods	3,363,822	—	3,363,822	—
Collateralized Mortgage Obligations	15,917,593	—	15,917,593	—
Commercial Mortgage-Backed Securities	9,098,791	—	9,098,791	—
Communications Services	10,170,407	—	10,170,407	—
Consumer Cyclical	9,487,862	—	9,487,862	—
Consumer Non-Cyclical	7,461,545	—	7,461,545	—
Energy	5,340,173	—	5,340,173	—
Financials	12,981,846	—	12,981,846	—
Foreign Government	868,500	—	868,500	—
Technology	3,249,340	—	3,249,340	—
Transportation	637,379	—	—	637,379
Utilities	4,445,330	—	4,445,330	—
Common Stock
Consumer Discretionary	3,291,091	3,291,091	—	—
Consumer Staples	3,409,955	3,409,955	—	—
Energy	3,427,069	3,427,069	—	—
Financials	11,872,435	11,872,435	—	—
Health Care	3,040,371	3,040,371	—	—
Industrials	3,559,977	3,559,977	—	—
Information Technology	2,829,908	2,829,908	—	—
Materials	1,566,955	1,566,955	—	—
Telecommunications Services	1,348,933	1,348,933	—	—
Utilities	1,890,118	1,886,729	—	3,389
Mutual Funds
Fixed Income Mutual Funds	2,107,427	2,107,427	—	—
Preferred Stock
Financials	1,214,495	700,600	513,895	—
Utilities	539,120	—	539,120	—
Collateral Held for Securities Loaned	6,269,075	6,269,075	—	—
Short-Term Investments	6,569,974	—	6,569,974	—

Total	$153,535,273	$45,310,525	$106,384,160	$1,840,588

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives Futures Contracts	50,459	50,459	—	—

Total Asset Derivatives	$50,459	$50,459	$—	$—

Liability Derivatives Futures Contracts	136,651	136,651	—	—
Total Liability Derivatives	$136,651	$136,651	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
Asset-Backed Securities	2,226,535	—	—	73,285	(1,100,000)	—	—	1,199,820
Transportation	180,900	(790)	809	13,744	442,716	—	—	637,379
Utilities	14,132	—	—	3,511	—	—	(14,254)	3,389

Total	$2,421,567	($790)	$ 809	$ 90,540	($657,284)	$ —	($14,254)	$1,840,588

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	39	September 2010	$4,565,252	$4,615,711	$50,459
10-Yr. U.S. Treasury Bond Futures	(20)	September 2010	(2,419,158)	(2,450,938)	(31,780)
S&P 500 Index Mini-Futures	85	September 2010	4,467,921	4,363,050	(104,871)
Total Futures Contracts					($86,192)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	50,459
Total Interest Rate Contracts		50,459

Total Asset Derivatives		$50,459

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	104,871
Total Equity Contracts		104,871
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	31,780
Total Interest Rate Contracts		31,780

Total Liability Derivatives		$136,651

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	14,217
Futures	Net realized gains/(losses) on Futures contracts	(593,850)
Total Equity Contracts		(579,633)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	14,523
Total Interest Rate Contracts		14,523
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	3,496
Total Credit Contracts		3,496

Total		($561,614)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	28,879
Total Interest Rate Contracts		28,879
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(7,799)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(64,767)
Total Equity Contracts		(72,566)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	361,062
Total Credit Contracts		361,062

Total		$317,375

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$5,321,860	3.6%	N/A	N/A	37
Interest Rate Contracts	6,887,102	4.6	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$2,317,332	1.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
High Yield	$2,125,995	$—	$—	464,191	$2,107,427	$89,105
Thrivent Financial Securities Lending Trust	3,207,922	34,627,109	31,565,956	6,269,075	6,269,075	7,992
Total Value and Income Earned	5,333,917				8,376,502	97,097

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of June 30, 2010 (unaudited)	Real Estate Securities Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Assets
Investments at cost	$108,316,852	$30,542,899	$157,312,004
Investments in securities at market value	90,636,332	28,276,657	145,158,771
Investments in affiliates at market value	6,730,638	—	8,376,502
Investments at Market Value	97,366,970	28,276,657	153,535,273

Cash	171,035	349,649	60,683
Dividends and interest receivable	289,531	73,974	1,392,842
Prepaid expenses	3,101	2,782	3,687
Receivable for investments sold	46,994	—	233,528
Receivable for fund shares sold	337	786	27,834
Total Assets	97,877,968	28,703,848	155,253,847

Liabilities
Distributions payable	2,825	1,535	128,274
Accrued expenses	20,163	18,345	54,524
Payable for investments purchased	62,545	—	—
Payable upon return of collateral for securities loaned	6,730,638	—	6,269,075
Payable for fund shares redeemed	1,000	1,767	111,462
Payable for variation margin	—	24,061	40,538
Payable to affiliate	78,924	16,438	130,162
Total Liabilities	6,896,095	62,146	6,734,035

Net Assets
Capital stock (beneficial interest)	117,354,084	35,994,617	178,203,890
Accumulated undistributed net investment income/(loss)	(208,413)	(2,697)	999,599
Accumulated undistributed net realized gain/(loss)	(15,213,658)	(5,021,893)	(26,820,754)
Net unrealized appreciation/(depreciation) on:
Investments	(10,949,882)	(2,266,242)	(4,134,158)
Affiliated investments	—	—	357,427
Futures contracts	—	(62,083)	(86,192)
Foreign currency transactions	(258)	—	—
Total Net Assets	$90,981,873	$28,641,702	$148,519,812

Class A Share Capital	$12,023,116	$4,778,937	$142,113,073
Shares of beneficial interest outstanding (Class A)	1,484,868	636,620	24,440,763
Net asset value per share	$8.10	$7.51	$5.81
Maximum public offering price	$8.57	$7.95	$6.08

Institutional Class Share Capital	$78,958,757	$23,862,765	$6,406,739
Shares of beneficial interest outstanding (Institutional Class)	9,748,248	3,176,776	1,105,865
Net asset value per share	$8.10	$7.51	$5.79

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the six months ended June 30, 2010 (unaudited)	Real Estate Securities Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Investment Income
Dividends	$1,590,870	$385,961	$758,908
Taxable interest	36,115	61,137	4,242,985
Income from securities loaned	3,535	—	7,992
Income from affiliated investments	—	—	89,105
Foreign dividend tax withholding	(1,739)	(5,857)	(5,244)
Total Investment Income	1,628,781	441,241	5,093,746

Expenses
Adviser fees	385,676	98,464	404,450
Administrative service fees	44,642	38,030	49,707
Audit and legal fees	10,249	9,324	10,754
Custody fees	4,129	12,896	12,001
Distribution expenses Class A	14,624	5,896	175,209
Insurance expenses	2,048	1,865	2,293
Printing and postage expenses Class A	10,911	2,582	34,439
Printing and postage expenses Institutional Class	598	570	463
SEC and state registration expenses	25,888	17,835	11,972
Transfer agent fees Class A	26,454	5,198	97,690
Transfer agent fees Institutional Class	197	145	1,905
Trustees’ fees	3,764	2,270	5,965
Other expenses	4,821	5,453	9,982
Total Expenses Before Reimbursement	534,001	200,528	816,830

Less:
Reimbursement from adviser	(35,095)	(70,524)	(4,095)
Custody earnings credit	(319)	(563)	(431)
Total Net Expenses	498,587	129,441	812,304

Net Investment Income/(Loss)	1,130,194	311,800	4,281,442

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,797,907	1,297,474	1,850,700
Written option contracts	—	(3,295)	14,217
Futures contracts	—	(139,423)	(579,327)
Swap agreements	—	—	3,496
Change in net unrealized appreciation/(depreciation) on:
Investments	2,009,621	(2,880,989)	(3,224,335)
Affiliated investments	—	—	(18,568)
Written option contracts	—	(4,044)	(7,799)
Futures contracts	—	(99,198)	(35,888)
Foreign currency transactions	(139)	—	—
Swap agreements	—	—	361,062

Net Realized and Unrealized Gains/(Losses)	3,807,389	(1,829,475)	(1,636,442)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$4,937,583	$(1,517,675)	$2,645,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Real Estate Securities Fund		Equity Income Plus Fund
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$1,130,194	$2,137,438	$311,800	$530,992
Net realized gains/(losses)	1,797,907	(8,809,432)	1,154,756	(1,368,978)
Change in net unrealized appreciation/(depreciation)	2,009,482	27,194,171	(2,984,231)	4,626,365
Net Change in Net Assets Resulting From Operations	4,937,583	20,522,177	(1,517,675)	3,788,379

Distributions to Shareholders
From net investment income	(1,331,685)	(2,063,121)	(317,995)	(530,920)
From return of capital	—	(903,104)	—	—
Total Distributions to Shareholders	(1,331,685)	(2,966,225)	(317,995)	(530,920)
Capital Stock Transactions
Class A
Sold	2,205,556	1,950,543	1,571,360	1,419,398
Distributions reinvested	153,496	346,979	41,203	56,810
Redeemed	(1,534,515)	(1,885,351)	(579,471)	(778,482)

Total Class A Capital Stock Transactions	824,537	412,171	1,033,092	697,726

Institutional Class
Sold	3,199,300	11,603,470	1,142,174	1,570,415
Distributions reinvested	1,175,354	2,604,905	273,988	470,000
Redeemed	(8,905,304)	(5,990,065)	(750,214)	(475,561)

Total Institutional Class Capital Stock Transactions	(4,530,650)	8,218,310	665,948	1,564,854

Capital Stock Transactions	(3,706,113)	8,630,481	1,699,040	2,262,580

Net Increase/(Decrease) in Net Assets	(100,215)	26,186,433	(136,630)	5,520,039
Net Assets, Beginning of Period	91,082,088	64,895,655	28,778,332	23,258,293
Net Assets, End of Period	$90,981,873	$91,082,088	$28,641,702	$28,778,332
Accumulated undistributed net investment income/(loss)	$(208,413)	$(6,922)	$(2,697)	$3,498

Capital Stock Share Transactions
Class A shares
Sold	259,618	325,798	189,912	203,710
Distributions reinvested	18,525	60,442	5,211	8,130
Redeemed	(184,049)	(317,928)	(71,444)	(117,958)

Total Class A shares	94,094	68,312	123,679	93,882

Institutional Class shares
Sold	394,609	1,856,427	142,647	212,976
Distributions reinvested	141,765	445,721	34,547	67,457
Redeemed	(1,079,242)	(919,555)	(92,501)	(73,763)

Total Institutional Class shares	(542,868)	1,382,593	84,693	206,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Diversified Income Plus Fund
For the periods ended	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$4,281,442	$7,765,575
Net realized gains/(losses)	1,289,086	(6,432,309)
Change in net unrealized appreciation/(depreciation)	(2,925,528)	32,469,988
Net Change in Net Assets Resulting From Operations	2,645,000	33,803,254
Distributions to Shareholders
From net investment income	(3,294,035)	(6,586,560)
Total Distributions to Shareholders	(3,294,035)	(6,586,560)
Capital Stock Transactions
Class A
Sold	16,224,920	16,992,144
Distributions reinvested	2,492,391	4,944,708
Redeemed	(11,150,565)	(22,185,046)

Total Class A Capital Stock Transactions	7,566,746	(248,194)

Class B
Sold	—	228
Distributions reinvested	—	1,954
Redeemed	—	(564,785)

Total Class B Capital Stock Transactions	—	(562,603)

Institutional Class
Sold	1,177,107	3,431,470
Distributions reinvested	164,249	312,396
Redeemed	(1,593,746)	(2,376,470)

Total Institutional Class Capital Stock Transactions	(252,390)	1,367,396

Capital Stock Transactions	7,314,356	556,599

Net Increase/(Decrease) in Net Assets	6,665,321	27,773,293
Net Assets, Beginning of Period	141,854,491	114,081,198
Net Assets, End of Period	$148,519,812	$141,854,491
Accumulated undistributed net investment income/(loss)	$999,599	$12,192

Capital Stock Share Transactions
Class A shares
Sold	2,723,374	3,236,011
Distributions reinvested	421,497	971,418
Redeemed	(1,876,723)	(4,425,502)

Total Class A shares	1,268,148	(218,073)

Class B shares
Sold	—	49
Distributions reinvested	—	420
Redeemed	—	(120,445)

Total Class B shares	—	(119,976)

Institutional Class shares
Sold	199,381	677,877
Distributions reinvested	27,871	61,445
Redeemed	(269,162)	(468,245)

Total Institutional Class shares	(41,910)	271,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund, three of the Trust’s twenty-six Funds. The other Funds of the Trust are presented under a separate shareholder report.

(A) Share Classes – As of June 30, 2010, the Trust includes two classes of shares: Class A and Institutional Class. Class B shares had previously been offered, but effective October 16, 2004, the Trust no longer offered Class B shares for sale. On February 11, 2009, the Trust converted all outstanding Class B shares to Class A Shares. The existing classes of shares differ principally in their respective distribution expenses, other class-specific expenses and arrangements. Class A shares generally have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Although no longer in existence, Class B shares were offered at net asset value and generally had a 1.00% annual 12b-1 fee. In addition, Class B shares generally had a maximum deferred sales charge of 5.00%. The deferred sales charge declined by 1.00% per year through the fifth year. Diversified Income Plus Fund had all three classes of shares but now has only Class A and Institutional Class shares. Real Estate Securities Fund and Equity Income Plus Fund have only offered Class A and Institutional Class shares.

All outstanding Class B shares were converted to Class A shares on February 11, 2009. At that time, Diversified Income Plus Fund converted the following Class B shares and amounts into Class A shares:

Fund	Amount	Shares converted from Class B	Shares Converted to Class A
Diversified Income Plus	$470,996	100,640	100,426

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost to the extent it is not materially different than market value.

The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Fund’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were valued as determined in good faith under the direction of the Board of Trustees. As of June 30, 2010, the following fund held these types of securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Diversified Income Plus	1	<0.01%

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Funds are exposed to counterparty risk equal to the discounted net amount of payments to the Fund. During the six months ended June 30, 2010, none of the Funds covered in this shareholder report engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends and gains, if applicable, have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

Generally Accepted Accounting Principles in the United States (GAAP) require management of the Funds to make additional tax disclosures with respect to the tax effects of any uncertain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. In order to be recognized in the financial statements, the benefits of a tax position must meet a “more likely than not” standard, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts, as well as certain foreign countries. As of June 30, 2010, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended December 31, 2006, through 2009. Additionally, as of June 30, 2010, the tax year ended December 31, 2005, is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of June 30, 2010, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Real Estate Securities Fund and Equity Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination can not be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(I) Options – All Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for written options arises when the Fund has purchased an option, exercised that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended June 30, 2010, Equity Income Plus Fund and Diversified Income Plus Fund engaged in these types of investments.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended June 30, 2010, Equity Income Plus Fund and Diversified Income Plus Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. During the six months ended June 30, 2010, Diversified Income Plus Fund engaged in these types of investments. Refer to the credit default swap tables located within the Fund’s Schedule of Investments for additional information as of June 30, 2010.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into mortgage dollar roll transactions on securities to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

later date at an agreed upon price. The Funds maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended June 30, 2010, none of the Funds covered in this shareholder report engaged in this type of transaction.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive payments equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the six months ended June 30, 2010, Real Estate Securities Fund and Diversified Income Plus Fund had securities on loan. As of June 30, 2010, the value of securities on loan is as follows:

Fund	Securities on Loan
Real Estate Securities	$6,564,746
Diversified Income Plus	5,875,731

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.

A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended June 30, 2010, none of the Funds covered in this shareholder report engaged in this type of transaction.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) or subadviser to be creditworthy. During the six months ended June 30, 2010, none of the Funds covered in this shareholder report engaged in this type of investment.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended June 30, 2010, none of the Funds covered in this shareholder report engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies – Diversified Income Plus Fund is a defendant in an adversary action filed on July 7, 2004 by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. (G-I) against prior and current holders of secured debt of Building Materials Corporation of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated.

(U) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments and may represent all or a portion of the loan’s market value.

(V) Recent Accounting Pronouncements

FASB ASC 815-10-50: Derivatives and Hedging

This pronouncement was announced in March 2008 and is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position.

FASB ASC 850-10-50: Related Party Transactions

This pronouncement was announced in May 2009 and is intended to establish general standards of accounting for and disclosure of events or transactions that occur after the balance sheet date but before financial statements are issued or available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date.

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

This pronouncement was announced in April 2009 and provides additional guidance for estimating fair value. The pronouncement focuses on markets that experience significant decline in volume and level of activity for assets or liabilities as compared to markets that have a history of being inactive. When this exposure to pricing conditions is present further evaluation and disclosure is provided.

(W) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Equity Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%

(B) Expense Reimbursements – As of June 30, 2010, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Real Estate Securities	1.30%	N/A	2/28/2011
Equity Income Plus	1.15%	0.80%	2/28/2011

The Funds covered in this shareholder report may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the six months ended June 30, 2010, Diversified Income Plus Fund invested in High Yield Fund. During the six months ended June 30, 2010, none of the Funds covered in this shareholder report invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(C) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees – For the six months ended June 30, 2010, Thrivent Investment Mgt. received $220,497 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the six months ended June 30, 2010, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $132,379 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended June 30, 2010, Thrivent Investor Services received $131,214 for transfer agent services from the Funds covered in this shareholder report. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $3,897 in fees from the Funds covered in this shareholder report for the six months ended June 30, 2010. No remuneration has been paid by the Trust to any of the officers or non-independent Trustees of the Trust. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings are finalized. Therefore, as of June 30, 2010, tax-basis balances have not been determined.

At December 31, 2009, the following funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Real Estate Securities	$4,701,392	2016
	7,987,053	2017

	$12,688,445

Equity Income Plus	4,389,370	2016
	1,490,521	2017

	$5,879,891

Diversified Income Plus	324,797	2011
	20,726,055	2016
	6,421,989	2017

	$27,472,841

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

(5) DISTRIBUTIONS BY CLASS

Net investment income and return of capital distributions by class for the Funds were as follows:

	Net Investment Income
	For the period ended June 30, 2010			For the period ended December 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Real Estate Securities	$151,882	N/A	$1,179,803	$239,156	N/A	$1,823,965
Equity Income Plus	44,007	N/A	273,988	60,920	N/A	470,000
Diversified Income Plus	3,126,716	N/A	167,319	6,264,304	$2,163	320,093

	Return of Capital
	For the period ended June 30, 2010			For the period ended December 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Real Estate Securities	$—	N/A	$—	$111,510	N/A	$791,594

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended June 30, 2010, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Real Estate Securities	$7,186	$9,889
Equity Income Plus	77,308	74,375
Diversified Income Plus	90,873	78,973

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 30, 2010, the following Fund held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Diversified Income Plus	2	1.26%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – The Funds may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the six months ended June 30, 2010, were as follows:

	Number of Contracts	Premium Amount
Equity Income Plus
Balance at December 31, 2009	55	$22,668
Opened	500	212,585
Closed	(525)	(230,255)
Expired	(30)	(4,998)
Exercised	—	—

Balance at June 30, 2010	—	$—

Diversified Income Plus
Balance at December 31, 2009	100	$40,674
Opened	730	307,409
Closed	(790)	(341,419)
Expired	(40)	(6,664)
Exercised	—	—

Balance at June 30, 2010	—	$—

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2010, the Funds covered in this shareholder report engaged in purchases and sales of $398,353 and $13,310,749, respectively.

(8) RELATED PARTY TRANSACTIONS

As of June 30, 2010, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(9) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events through August 19, 2010, the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

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Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
REAL ESTATE SECURITIES FUND
Class A Shares
Period Ended 6/30/2010 (unaudited)	$7.79	$0.09	$0.33	$0.42	$(0.11)	$—	$—
Year Ended 12/31/2009	6.36	0.19	1.50	1.69	(0.18)	—	(0.08)
Year Ended 12/31/2008	10.56	0.23	(4.05)	(3.82)	(0.22)	—	(0.16)
Year Ended 12/31/2007	13.34	0.12	(2.34)	(2.22)	(0.20)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.23	3.30	3.53	(0.26)	(0.31)	(0.04)
Year Ended 12/31/2005 (c)	10.00	0.11	0.48	0.59	(0.11)	(0.04)	(0.02)
Institutional Class Shares
Period Ended 6/30/2010 (unaudited)	7.80	0.10	0.32	0.42	(0.12)	—	—
Year Ended 12/31/2009	6.34	0.20	1.53	1.73	(0.19)	—	(0.08)
Year Ended 12/31/2008	10.56	0.25	(4.06)	(3.81)	(0.25)	—	(0.16)
Year Ended 12/31/2007	13.35	0.25	(2.43)	(2.18)	(0.25)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.31	3.29	3.60	(0.32)	(0.31)	(0.04)
Year Ended 12/31/2005 (c)	10.00	0.12	0.49	0.61	(0.13)	(0.04)	(0.02)

EQUITY INCOME PLUS FUND
Class A Shares
Period Ended 6/30/2010 (unaudited)	7.98	0.07	(0.47)	(0.40)	(0.07)	—	—
Year Ended 12/31/2009	7.03	0.13	0.95	1.08	(0.13)	—	—
Year Ended 12/31/2008 (d)	10.00	0.18	(2.97)	(2.79)	(0.17)	—	(0.01)
Institutional Class Shares
Period Ended 6/30/2010 (unaudited)	7.98	0.09	(0.47)	(0.38)	(0.09)	—	—
Year Ended 12/31/2009	7.04	0.16	0.94	1.10	(0.16)	—	—
Year Ended 12/31/2008 (d)	10.00	0.18	(2.94)	(2.76)	(0.19)	—	(0.01)

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Period Ended 6/30/2010 (unaudited)	5.83	0.17	(0.06)	0.11	(0.13)	—	—
Year Ended 12/31/2009	4.68	0.32	1.11	1.43	(0.28)	—	—
Year Ended 12/31/2008	6.48	0.30	(1.78)	(1.48)	(0.32)	—	—
Year Ended 12/31/2007	6.88	0.32	(0.39)	(0.07)	(0.33)	—	—
Year Ended 12/31/2006 (e)	6.70	0.05	0.18	0.23	(0.05)	—	—
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	—
Institutional Class Shares
Period Ended 6/30/2010 (unaudited)	5.81	0.18	(0.06)	0.12	(0.14)	—	—
Year Ended 12/31/2009	4.67	0.35	1.09	1.44	(0.30)	—	—
Year Ended 12/31/2008	6.47	0.31	(1.76)	(1.45)	(0.35)	—	—
Year Ended 12/31/2007	6.88	0.35	(0.40)	(0.05)	(0.36)	—	—
Year Ended 12/31/2006 (e)	6.70	0.05	0.19	0.24	(0.06)	—	—
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, June 30, 2005.
(d)	Since fund inception, February 29, 2008.
(e)	For the period from November 1, 2006 to December 31, 2006.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$(0.11)	$8.10	5.31%	$12.0	1.29%	2.15%	1.89%	1.55%	8%
(0.26)	7.79	28.55%	10.8	1.25%	3.09%	2.23%	2.11%	20%
(0.38)	6.36	(37.16)%	8.4	1.25%	2.50%	1.73%	2.02%	49%
(0.56)	10.56	(16.84)%	14.6	1.10%	1.24%	1.53%	0.81%	77%
(0.61)	13.34	34.27%	24.3	0.48%	2.01%	1.60%	0.89%	70%
(0.17)	10.42	5.90%	10.0	1.06%	2.30%	2.30%	1.07%	16%
(0.12)	8.10	5.32%	79.0	1.00%	2.37%	1.00%	2.37%	8%
(0.27)	7.80	28.97%	80.2	1.03%	3.24%	1.04%	3.23%	20%
(0.41)	6.34	(37.00)%	56.5	0.91%	2.73%	0.93%	2.72%	49%
(0.61)	10.56	(16.59)%	75.2	0.82%	1.92%	0.95%	1.78%	77%
(0.67)	13.35	34.96%	47.3	0.00%	2.51%	1.06%	1.45%	70%
(0.19)	10.42	6.11%	14.9	0.31%	3.34%	1.61%	2.04%	16%

(0.07)	7.51	(5.03)%	4.8	1.15%	1.80%	1.80%	1.15%	282%
(0.13)	7.98	15.74%	4.1	1.15%	1.92%	1.93%	1.14%	414%
(0.18)	7.03	(28.15)%	2.9	1.15%	2.35%	1.68%	1.82%	114%
(0.09)	7.51	(4.86)%	23.9	0.80%	2.10%	1.24%	1.67%	282%
(0.16)	7.98	15.97%	24.7	0.80%	2.28%	1.35%	1.73%	414%
(0.20)	7.04	(27.90)%	20.3	0.80%	2.56%	1.08%	2.28%	114%

(0.13)	5.81	1.89%	142.1	1.12%	5.81%	1.13%	5.80%	58%
(0.28)	5.83	31.50%	135.2	1.18%	6.32%	1.20%	6.30%	94%
(0.32)	4.68	(23.69)%	109.4	1.06%	5.02%	1.11%	4.97%	114%
(0.33)	6.48	(1.12)%	175.4	0.90%	4.82%	1.08%	4.64%	171%
(0.05)	6.88	3.50%	138.8	1.08%	4.80%	1.25%	4.63%	16%
(0.43)	6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
(0.14)	5.79	2.10%	6.4	0.75%	6.16%	0.76%	6.15%	58%
(0.30)	5.81	31.97%	6.7	0.76%	6.71%	0.79%	6.69%	94%
(0.35)	4.67	(23.32)%	4.1	0.63%	5.42%	0.68%	5.37%	114%
(0.36)	6.47	(0.78)%	9.6	0.51%	5.22%	0.69%	5.04%	171%
(0.06)	6.88	3.59%	7.0	0.66%	5.15%	0.83%	4.98%	16%
(0.46)	6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis of less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Thrivent Mutual Funds

Supplement to Prospectus dated February 26, 2010

With respect to Thrivent Money Market Fund, Class A Shares and Institutional Class Shares

The Principal Strategies sections for the Thrivent Money Market Fund in the summary and non-summary sections of the prospectus are replaced with the following:

The Fund tries to produce current income while maintaining liquidity by investing in high quality, short-term money market instruments, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes and U.S. Treasury Bills. The Fund’s Adviser looks for prime commercial paper issued by corporations that it believes are financially sound, have strong cash flows and solid capital levels, are leaders in their industry and have experienced management.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine which money market instruments to buy and sell.

The Adviser manages the Fund subject to strict rules established by the Securities and Exchange Commission that are designed so that the Fund may maintain a stable $1.00 share price. Those rules generally require the Fund, among other things, to invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Fund to maintain a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days.

Under these rules, at least 97% of the Fund’s total assets must be invested in “first tier” securities. First-tier securities generally must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality). First-tier securities include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

The remainder of the Fund’s assets will be invested in securities rated within the two highest rating categories by at least two rating agencies (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality) or kept in cash.

The date of this Supplement is June 30, 2010

Please include this Supplement with your Prospectus

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We’re Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in eDelivery today at Thrivent.com/preferences and receive your annual and semiannual reports and prospectus electronically.

625 Fourth Ave. S., Minneapolis, MN 55415-1665

Thrivent.com 800-THRIVENT (800-847-4836)

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665,

800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The applicable Schedules of Investments are included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 27, 2010	THRIVENT MUTUAL FUNDS

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 27, 2010	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: August 27, 2010	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer